Exhibit 32.1

QUADRAMED CORPORATION

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Quarterly Report on Form 10-Q of QuadraMed Corporation for the period ended June 30, 2009 (“the Report”), I, James E. Peebles, Interim Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.

Date: August 6, 2009	/s/ JAMES E. PEEBLES
James E. Peebles Interim Chief Executive Officer